EXHIBIT 10(v)

AMENDMENT AGREEMENT

This AMENDMENT AGREEMENT (this “Agreement”) is made as of February 14, 2008 by and among HNI, LLC (“HNI”), COMCAM, INC., a Delaware corporation (“ComCam”) and COMCAM INTERNATIONAL INC., a Delaware corporation (“ComCam International”).

W I T N E S S E T H:

WHEREAS, HNI and ComCam are parties to a certain Asset Purchase Agreement dated as of February 14, 2007 (as amended and in effect, the “Purchase Agreement”) pursuant to which HNI sold and assigned to ComCam certain intellectual property assets (the “Assets”); and

WHEREAS, pursuant to the Purchase Agreement, ComCam issued to HNI a certain Secured Debenture with a maturity date of February 14, 2008 in the amount of $125,000 (as amended and in effect, the “Debenture”), and the obligations of ComCam under the Debenture are secured pursuant to a security interest granted to HNI by ComCam against the Assets pursuant to a certain Security Agreement between HNI and ComCam dated as of February 14, 2007 (as amended and in effect, the “Security Agreement”); and

WHEREAS, pursuant to a certain Joinder, Amendment and Consent Agreement dated as of September 28, 2007, (a) HNI consented to ComCam’s assignment of the Assets to ComCam International, (b) ComCam International joined and became primarily obligated under the Debenture and Security Agreement, (c) ComCam guaranteed the obligations of ComCam International under the Debenture and Security Agreement pursuant to a certain Guaranty dated as of September 28, 2007 (the “Guaranty”) and (d) ComCam and ComCam International issued to HNI a certain Allonge to Secured Debenture dated September 27, 2008 (the “First Allonge”); and

WHEREAS, the Debenture has a maturity date of February 14, 2008 (the “Original Maturity Date”) on which date all outstanding principal (and accrued and unpaid interest thereon) shall, at the option of HNI, either be (a) paid to HNI or (b) converted in accordance with Section 1.02 of the Debenture; and

WHEREAS, HNI, ComCam and ComCam International desire to amend the Debenture to extend the maturity date thereof on the terms and conditions set forth herein;

NOW, THEREFORE, the parties hereby agree as follows:

•	Amendment.

•          The Maturity Date under and as defined by the Debenture shall mean February 14, 2009. In connection with such extension, the default interest rate of 12% shall not be deemed to have been effected for failure of ComCam International or ComCam to repay to HNI all outstanding principal and accrued and unpaid interest on the Original Maturity Date, but, rather, interest shall be deemed to have accrued, and shall continue to accrue pursuant to terms of the Debenture (as amended by this Agreement).

•          The Optional Conversion provisions set forth in Section 1.02 of the Debenture are hereby amended to provide that: (a) HNI shall have the right (at its discretion) to convert the principal amount of the Debenture, and the accrued interest thereon, into (i) shares of Common Stock of either ComCam or ComCam International or (ii) such shares of any capital stock of ComCam or ComCam International into which ACC Investors, LLC has converted its indebtedness with such capital stock issued to HNI to be on a pari-passu basis with ACC Investors, LLC (the “ACC Pari-Passu Stock”); and (b) “Conversion Shares” as defined by the Debenture shall mean (i) the shares of Common Stock of ComCam International or ComCam (as applicable) or (ii) the shares of ACC Pari-Passu Stock, into which (in either case) the Debenture is so converted.

•          In connection with the foregoing amendments, ComCam and ComCam International shall issue to HNI a certain Second Allonge to Secured Debenture, in the form attached hereto as Exhibit A (the “Second Allonge”).

•          The Guaranty and the Security Agreement are hereby amended to reflect the foregoing amendments and the Second Allonge.

•          Additional Documents. ComCam and ComCam International shall execute and deliver or cause to be executed and delivered at any time and from time to time such further instruments and documents and do or cause to be done such further acts as may be reasonably necessary or proper in the opinion of HNI to carry out more effectively the provisions and purposes of this Agreement.

•          Incorporation by Reference. The parties do hereby incorporate herein the terms, conditions and provisions of the Purchase Agreement, the Debenture, the Guaranty and the Security Agreement by this reference.

•          Effect of Agreement. The parties hereby acknowledge and agree that the Purchase Agreement, and the Debenture, the Guaranty and the Security Agreement (except as each is amended pursuant to this Agreement), remain in full force and effect and have not been modified or amended in any respect, it being the intention of the parties that this Agreement and the Debenture, and this Agreement and the Security Agreement, and this Agreement and the Guaranty, be read, construed and interpreted as one and the same instrument.

•          Headings. The article, section and paragraph headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

•          Severability. The invalidity or unenforceability of any provision of this Agreement, the Debenture, the Guaranty and/or the Security Agreement shall in no way affect the validity or enforceability of any other provision of this Agreement, the Debenture, the Guaranty and/or the Security Agreement.

•          Amendments and Waivers. No amendment, modification or change may be made to this Agreement, the Debenture and/or the Security Agreement, except pursuant to a written instrument signed by each of the parties hereto. Compliance with any covenant or provision of this Agreement, the Debenture and/or the Security Agreement may be waived if the party benefiting from such covenant or provision shall specifically consent or agree thereto in a written instrument. Any waiver may be given subject to satisfaction of conditions stated therein, and any waiver shall be effective only in the specific instance and for the specific purpose for which given.

•          No Waiver; Cumulative Remedies. No failure or delay on the part of any party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The rights and remedies specified in this Agreement, the Debenture, the Guaranty and/or the Security Agreement shall not be exclusive of any other right or remedy and shall be cumulative and in addition to every other right or remedy now or hereafter existing at law or in equity or by statute or otherwise that may be available to any party.

•          Successors and Assigns. This Agreement, the Debenture and the Security Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and permitted assigns.

•          Governing Law; Jurisdiction. The internal Laws of the State of Connecticut shall govern the interpretation, construction and enforcement of this Agreement, notwithstanding any state’s choice of law rules to the contrary. Each party hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or any agreements or transactions contemplated hereby may be brought in the courts of the State of Connecticut or of the United States of America located in the State of Connecticut and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum.

•          Waiver of Jury Trial. EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, THE DEBENTURE, THE ALLONGE, THE GUARANTY AND/OR THE SECURITY AGREEMENT, OR UNDER ANY AMENDMENT, CONSENT, WAIVER, INSTRUMENT, DOCUMENT, OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH ANY OF THEM OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, THE DEBENTURE, THE ALLONGE, THE GUARANTY AND/OR THE SECURITY AGREEMENT. EACH PARTY AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

•          Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement (notwithstanding that all of the parties are not signatories to the original or the same counterpart, or that signature pages from different counterparts are combined), and it shall not be necessary when making proof of this Agreement or any counterpart thereof to account for any other counterpart, and the signature of any party to any counterpart shall be deemed to be a signature to and may be appended to any other counterpart. For purposes of this Agreement, a document (or signature page thereto) signed and transmitted by facsimile machine or other electronic means is to be treated as an original document. The signature of any party on any such document, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party, any facsimile or other electronic signature is to be re-executed in original form by the parties which executed the facsimile or other electronic signature. No party may raise the use of a facsimile machine or other electronic means, or the fact that any signature was transmitted through the use of a facsimile machine or other electronic means, as a defense to the enforcement of this Agreement.

[INTENTIONALLY LEFT BLANK - SIGNATURE PAGE FOLLOWS]

[Signature Page to Amendment Agreement]

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date written above.

COMCAM, INC. By: /s/ Don Gilbreath Its Chief Executive Officer
COMCAM internationl INC. By: /s/ Don Gilbreath Its Chief Executive Officer
HNI, LLC By: Next Generation Ventures, LLC Its Member By: /s/ David Pepin David Pepin Its Manager

Exhibit A

Second Allonge to Secured Debenture

THIS SECOND ALLONGE TO SECURED DEBENTURE (THIS “ALLONGE”) DATED AS OF SEPTEMBER 28, 2007 IS TO BE ATTACHED PERMANENTLY TO THE SECURED DEBENTURE ISSUED BY COMCAM, INC. TO THE ORDER OF HNI, LLC IN THE ORIGINAL PRINCIPAL AMOUNT OF $125,000.00 WITH AN ORIGINAL MATURITY DATE OF FEBURARY 14, 2008 (THE “DEBENTURE”) AS AMENDED BY THAT CERTAIN ALLONGE TO SECURED DEBENTURE DATED SEPTEMBER 28, 2007 (THE “FIRST ALLONGE”).

All capitalized terms used but not otherwise defined in this Allonge shall have the meanings ascribed to such terms in the Debenture. Except as set forth in this Allonge, the Debenture remains in full force and effect and has not been modified or amended in any respect. This Allonge and the Debenture shall be read, construed and interpreted as one and the same instrument.

The Debenture is hereby amended as follows:

(a)    The Maturity Date under and as defined by the Debenture shall mean February 14, 2009.

(b)    The Optional Conversion provisions set forth in Section 1.02 of the Debenture are hereby amended to provide that: (a) the Holder shall have the right (at its discretion) to convert the principal amount of the Debenture, and the accrued interest thereon, into (i) shares of Common Stock of either ComCam, Inc.(“ComCam”) or ComCam International, Inc. (“ComCam International”) or (ii) such shares of any capital stock of ComCam or ComCam International into which ACC Investors, LLC has converted its indebtedness with such capital stock issued to the Holder to be on a pari-passu basis with ACC Investors, LLC (the “ACC Pari-Passu Stock”); and (b) “Conversion Shares” as defined by the Debenture shall mean (i) the shares of Common Stock of ComCam International or ComCam (as applicable) or (ii) the shares of ACC Pari-Passu Stock, into which (in either case) the Debenture is so converted.

To the extent necessary to assure the liability of ComCam and ComCam International to the Holder, the signature of ComCam or ComCam International appearing below shall be construed as both an endorsement and a reissue of the Debenture (including the First Allonge).

COMCAM, INC. By: /s/ Don Gilbreath Its Chief Executive Officer	COMCAM internationAl INC. By: /s/ Don Gilbreath Its Chief Executive Officer